SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report:  August 9, 1996



                    UNITED VIDEO SATELLITE GROUP, INC.
            (Exact Name of Registrant as Specified in Charter)



         Delaware               0-22662                73-1290412
     (State or Other          (Commission             (IRS Employer
     Jurisdiction of          File Number)          Identification No.)
      Incorporation)



          7140 South Lewis Avenue, Tulsa, Oklahoma  74136-5422
                 (Address of Principal Executive Office)



                            (918) 488-4000
          (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 9, 1996, United Video Satellite Group, Inc. ("UVSG") and Liberty Media Corporation ("Liberty"), a wholly-owned subsidiary of Tele-Communications, Inc. ("TCI"), executed an amended and restated agreement (the "Agreement") under which UVSG's Superstar Satellite Entertainment division ("Superstar") and Liberty's Netlink division will contribute their retail C-band home satellite dish business' assets, obligations and operations, effective April 1, 1996, to a new entity owned 50% each by UVSG and Liberty. TCI owns approximately 40% of the issued and outstanding common stock of UVSG representing approximately 86% of the total voting power of UVSG common stock. Accordingly, this is a combination of businesses which are under the common control of TCI.

     The Agreement amends and restates a letter of intent between the parties to include necessary elements of the basis upon which Superstar and Netlink are being combined. While documentation for the combination was still being finalized, the new venture commenced operating Superstar's and Netlink's retail C-band home satellite dish businesses on a combined basis beginning April 1, 1996 in anticipation of the final agreement being documented as now reflected in the Agreement. The terms of the Agreement are binding to both UVSG and Liberty; however, both parties currently anticipate that the Agreement will be superseded by a definitive agreement which will incorporate and expand upon the provisions set forth in the Agreement. In the event a definitive agreement is not executed, the Agreement will constitute the entire agreement between UVSG and Liberty. No asset transfers have been effected to date.

     The transaction will be accounted for as a merger of entities under common control. Accordingly, the assets and obligations of Netlink will be recorded at their historical cost as of April 1, 1996.

     The above discussion of the transaction is qualified in its entirety by reference to the Agreement.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     Financial statements of Liberty's Netlink retail operations required to be included in this Form 8-K are not currently available. UVSG intends to file such financial statements in an amendment to this Form 8-K as soon as practicable, but in any event prior to September 30, 1996.


(b)  Pro Forma Financial Information

     Pro forma financial information required to be included in this Form 8-K will be filed in an amendment to this Form 8-K at the same time financial statements of Liberty's Netlink retail operations are filed.


(c)  Exhibits

     1.  Agreement between United Video Satellite Group, Inc. and
         Liberty Media Corporation dated as of August 9, 1996.



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                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  UNITED VIDEO SATELLITE GROUP, INC.




DATE:  August 9, 1996             By:    /s/ Peter C. Boylan, III
                                       -----------------------------
                                           Peter C. Boylan, III
                                       Executive Vice President and
                                          Chief Financial Officer




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